
                                  MONTHLY CERTIFICATEHOLDERS STATEMENT
                                      NATIONSBANK OF DELAWARE, N/A
                                  NATIONSBANK CREDIT CARD MASTER TRUST
                                             SERIES 1993-2
                                             -------------

     Pursuant  to  the  Master  Pooling  and  Servicing  Agreement,  dated  as of December 1, 1993
     (as  amended  or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the
     Series  1993-2  Supplement, dated as of December 1, 1993 (the "Supplement" and, together with the  Pooling and Servicing Agreement, the "Agreement"), each between NationsBank of Delaware,
     N.A.  as  Transferor  and  Servicer,  and  The  Bank of New York, as Trustee, the Servicer is
     required  to  prepare  certain  information  each  month  regarding  distributions  to
     Certificateholders and the performance of the Trust. The information with respect to the
     Applicable Distribution Date and Due Period is set forth below.


     Due Period                                                                          Dec-99
     Determination Date                                                               08-Dec-99
     Transfer                                                                         14-Dec-99
     Distribution Date                                                                15-Dec-99
     Amortization  Period?                                                                   No
     Class  A  Accumulation  Period?                                                         No
     Class  B  Accumulation  Period?                                                         No
     Early  Amortization  Period?                                                            No



A      Receivables for Due Period
A(1).  Beginning Principal Receivables                                           3,095,394,802.26
       Beginning Finance Charge Receivables (excluding Interchange)                 34,926,918.30
       Beginning Discount Receivables                                                        0.00
                                                                                 -----------------
       Beginning Receivables                                                     3,130,321,720.56

A(2).  Removed Principal Receivables                                                         0.00
       Removed Finance Charge Receivables (excluding Interchange)                            0.00
       Removed Receivables                                                                   0.00

A(3).  Principal Receivables with respect to Additional Accounts                             0.00
       Finance Charge Receivables with respect to Additional Accounts
       (excluding Interchange)                                                               0.00
                                                                                 -----------------
       Receivables with respect to Additional Accounts                                       0.00

A(4).  Principal Receivables billed                                                645,985,946.31
       Finance Charge Receivables billed (excluding Interchange)                    47,072,132.97
       Receivables billed                                                          693,058,079.28

A(5).  Discount Receivables Generated                                                        0.00

A(6).  Collections of Principal Receivables                                        617,347,321.11
       Collections of Finance Charge Receivables (excluding Interchange)            46,617,094.47
       Total Collections                                                           663,964,415.58

A(7).  Default Amount                                                               17,189,331.47

A(8).  Ending Principal Receivables                                              3,106,844,096.00
       Ending Finance Charge Receivables (excluding Interchange)                    35,381,956.79
       Ending Discount Receivables                                                           0.00
                                                                                 -----------------
       Ending Receivables                                                        3,142,226,052.79

A(9).  Beginning Aggregate Invested Amount                                       2,559,279,375.00
       Beginning Aggregate Invested Percentage                                              82.67%

A(10)  Beginning Transferor Amount                                                 536,115,427.26
       Net Change in Transferor Amount                                              11,449,293.73
       Ending Transferor Amount                                                              0.00
       Beginning Transferor Interest Percentage                                              0.00%

A(11)  Collections of Finance Charge Receivables allocable to Interchange            8,355,512.48

       Exhibit 99 A and B
       Page 5 of 23

B . .  Delinquencies and Losses for Due Period

B(1).  Delinquent Accounts
       30-59 Days Delinquent                                                               14,838
       60-89 Days Delinquent                                                                8,967
       90-119 Days Delinquent                                                               6,095
       120+ Days Delinquent                                                                 9,421

B(2).  Defaulted Accounts                                                                   4,095

B(3).  Delinquent Receivables
       30-59 Days Delinquent                                                        53,156,856.63
       60-89 Days Delinquent                                                        35,459,301.94
       90-119 Days Delinquent                                                       25,565,464.69
       120+ Days Delinquent                                                         39,470,029.87

B(4).  Default Amount                                                               13,718,098.15

C . .  Base Rate and Portfolio Yield

C(1).  Base Rate (Current Due Period)                                                        8.02%
       Base Rate (Prior Due Period)                                                          8.02%
       Base Rate (Two Due Periods Ago)                                                       8.02%
       Three Month Average Base Rate                                                         8.02%

C(2).  Portfolio Yield (Current Due Period)                                                 15.99%
       Portfolio Yield (Prior Due Period)                                                   16.58%
       Portfolio Yield (Two Due Periods Ago)                                                17.50%
       Three Month Average Portfolio Yield                                                  16.69%

D . .  Series 1993-2 Invested Amount

D(1).  Class A Initial Invested Amount                                             500,000,000.00
       Class B Initial Invested Amount                                              31,915,000.00
                                                                                 -----------------
       Initial Invested Amount                                                     531,915,000.00

D(2).  Class A Invested Amount as of the beginning of the Due Period               500,000,000.00
       Class B Invested Amount as of the beginning of the Due Period                31,915,000.00
                                                                                 -----------------
       Invested Amount as of the beginning of the Due Period                       531,915,000.00

D(3).  Class A Invested Amount at the end of revolving period                    N/A
       Class B Invested Amount at the end of revolving period                    N/A
       Invested Amount at the end of revolving period                            N/A

D(4).  Principal Funding Account Balance as of end of day on preceding
       Distribution Date                                                                     0.00
       Deposits to Principal Funding Account                                                 0.00
       Principal Funding Investment Proceeds                                                 0.00
       Withdrawals from Principal Funding Account                                            0.00
       Allocation of Principal Funding Investment Proceeds                                   0.00
                                                                                 -----------------
       Principal Funding Account Balance as of end of day on current                         0.00
       Distribution Date

D(5).  Class A Adjusted Invested Amount as of the beginning of the Due Period      500,000,000.00
       Class B Adjusted Invested Amount as of the beginning of the Due Period       31,915,000.00
                                                                                 -----------------
       Adjusted Invested Amount as of the beginning of the Due Period              531,915,000.00

D(6).  Enhancement Initial Invested Amount                                                   0.00
       Enhancement Invested Amount                                                           0.00

D(7).  Floating Allocation Percentage                                                       17.18%

D(8).  Principal Allocation Percentage                                                      17.18%

       Exhibit 99 A and B
       Page 6 of  23

E . .  Servicing Fee Calculation

E(1).  Servicing Base Amount                                                       531,915,000.00

E(2).  Servicer Interchange                                                            332,446.88
       Class A Servicing Fee                                                           520,833.44
       Class B Servicing Fee                                                            33,244.69
                                                                                 -----------------
       Subtotal                                                                        886,525.01
       Investor Monthly Servicing Fee                                                  886,525.01
                                                                                 -----------------
       Shortfall of Servicer Interchange                                                     0.00

E(3).  Investor Default Amount                                                       2,356,769.26
E(4).  Monthly Cash Collateral Fee                                                       9,751.85

F . .  Reserve Account

F(1).  Reserve Account Balance as of end of day on preceding Distribution Date               0.00
       Deposits to Reserve Account                                                           0.00
       Interest earnings on Reserve Account                                                  0.00
       Withdrawals from Reserve Account                                                      0.00
                                                                                 -----------------
       Reserve Account Balance as of end of day on current Distribution Date                 0.00

F(2).  Required Reserve Account Amount                                                       0.00
F(3).  Available Reserve Account Amount                                                      0.00
F(4).  Reserve Draw Amount                                                                   0.00
F(5).  Reserve Account Surplus                                                               0.00
F(6).  Covered Amount                                                            N/A

G . .  Cash Collateral Account

G(1).  Initial Shared Collateral Amount                                             26,595,833.00
       Initial Class B Collateral Amount                                             5,319,167.00
                                                                                 -----------------
       Initial Cash Collateral Amount                                               31,915,000.00

G(2).  Cash Collateral Account balance as of end of day on preceding
       Distribution Date                                                            31,915,000.00
       Deposits to Cash Collateral Account                                                   0.00
       Withdrawals from Cash Collateral Account                                              0.00
                                                                                 -----------------
       Cash Collateral Account balance as of end of day on current                  31,915,000.00
       Distribution Date

G(3).  Cash Collateral Account Surplus                                                       0.00

G(4).  Available Shared Collateral Amount                                           26,595,833.00
       Available Cash Collateral Amount                                             31,915,000.00

G(5).  Required Draw Amount                                                                  0.00
       Interest Draw Amount                                                                  0.00
       Servicing Draw Amount                                                                 0.00
       Default Draw Amount                                                                   0.00
       Reimbursement Draw Amount/Special Draw Amount/Class
       A&B Principal Draw Amount                                                             0.00
                                                                                 -----------------
                                                                                             0.00
       Exhibit 99 A and B
       Page 7 of 23

H . .  Class A Available Funds

H(1).  Class A Floating Percentage                                                          94.00%

H(2).  Principal Funding Investment Proceeds (if applicable to Class A)                      0.00
       Class A Finance Charge Collections (excluding Interchange)                    7,528,287.82
       Class A allocation of Servicer Interchange                                    1,349,348.42
       Reserve Draw Amount (if applicable to Class A)                                        0.00
                                                                                 -----------------
       Class A Available Funds                                                       8,877,636.24

H(3).  Class A Monthly Interest                                                      2,500,000.00
                                                                                 -----------------
       Class A Interest Shortfall                                                            0.00

H(4).  Class A Additional Interest                                                           0.00
       Class A Servicing Fee                                                           520,833.44
       Class A allocation of Servicer Interchange                                      312,500.07
       Class A Investor Default Amount                                               2,215,363.10

H(5).  Distribution of Class A Available Funds
       Class A Monthly Interest plus amounts previously due
       but not distributed                                                           2,500,000.00
       Class A Additional Interest plus amounts
       previously due but not distributed                                                    0.00
       Class A Servicing Fee plus amounts previously due
       but not distributed                                                             520,833.44
       Class A allocation of Servicer Interchange                                      312,500.07
       Class A Investor Default Amount                                               2,215,363.10
                                                                                 -----------------
       Total Class A Excess Spread                                                   3,328,939.63

H(6).  Required Amount                                                                       0.00

I . .  Class B Available Funds

I(1).  Class B Floating Percentage                                                           6.00%

I(2).  Principal Funding Investment Proceeds (if applicable to Class B)                      0.00
       Class B Finance Charge Collections (excluding Interchange)                      480,529.01
       Class B allocation of Servicer Interchange                                       86,128.62
       Reserve Draw Amount (if applicable to Class B)                                        0.00
       Class B Available Funds                                                         566,657.63

I(3).  Class B Monthly Interest                                                        166,223.96
                                                                                 -----------------
       Class B Interest Shortfall                                                            0.00

I(4).  Class B Additional Interest                                                           0.00
       Class B Servicing Fee                                                            33,244.69
       Class B allocation of Servicer Interchange                                       19,946.81

I(5).  Distribution of Class B Available Funds
       Class B Monthly Interest plus amounts previously due
       but not distributed                                                             166,223.96
       Class B Additional Interest plus amounts
       previously due but not distributed                                                    0.00
       Class B Servicing Fee plus amounts previously due
       but not distributed                                                              33,244.69
       Class B allocation of Servicer Interchange                                       19,946.81
       Total Class B Excess Spread                                                     347,242.17

I(6).  Class B Investor Default Amount                                                 141,406.16

       Exhibit 99 A and B
       Page 8 of 23

J . .  Excess Spread and Excess Finance Charge Collections

J(1).  Total Excess Spread                                                           3,676,181.80
       Excess Finance Charge Collections allocated from other series                         0.00
                                                                                 -----------------
                                                                                     3,676,181.80

J(2).  Applied to Required Amount                                                            0.00
       Applied to Class A Investor Charge Offs                                               0.00
       Applied to Class B Monthly Interest & Additional Interest                             0.00
       Applied to Class B Servicing Fee                                                      0.00
       Applied to Class B Investor Default Amount                                      141,406.16
       Applied to Class B Invested Amount reductions                                         0.00
       Applied to Enhancement Invested Amount reductions                                     0.00
       Applied to Cash Collateral Account                                                    0.00
       Applied to Monthly Cash Collateral Fee                                            9,751.85
       Applied to Reserve Account                                                            0.00
       Applied to Cash Collateral Depositor                                                  0.00
                                                                                 -----------------
                                                                                             0.00

J(3).  Finance Charge Shortfall                                                              0.00

J(4).  Portion of Shared Collateral Amount applied to Required Amount                        0.00
       Portion of Reallocated Principal Collections applied to Required Amount               0.00

K . .  Principal Collections

K(1).  Available Principal Collections                                             106,060,269.77
       Excess Principal Collections with respect to other Series                             0.00
       Subtotal                                                                    106,060,269.77

K(2).  Class A Principal Percentage                                                         94.00%
       Class A Monthly Principal                                                             0.00

K(3).  Class B Principal Percentage                                                          6.00%
       Class B Monthly Principal                                                             0.00

K(4).  Allocation of Principal Collections
       Deposit to Principal Funding Account                                                  0.00
       Distribution to Cash Collateral Depositor                                             0.00
       Excess Principal Collections                                                106,060,269.77
       Principal Shortfall                                                                   0.00

K(5).  Reallocated Principal Collections pursuant to Section 4.9(a)                          0.00

K(6).  Amount by which Class B Invested Amount was reduced pursuant to 4.7(a)                0.00

L . .  Accumulation Period

L(1).  Controlled Accumulation Amount (Class A)                                  N/A
       Deficit Controlled Accumulation Amount (Class A)                          N/A
       Controlled Deposit Amount (Class A)                                                   0.00

L(2).  Controlled Accumulation Amount (Class B)                                  N/A
       Deficit Controlled Accumulation Amount (Class B)                          N/A
                                                                                 -----------------
       Controlled Deposit Amount (Class B)                                                   0.00

       Exhibit 99 A and B
       Page 9 of 23

M . .  Investor Charge Offs

M(1).  Class A Investor Charge Offs                                                          0.00
       Class B Investor Charge Offs                                                          0.00

M(2).  The amount of reimbursed Class A Investor Charge Offs                                 0.00
       The amount of reimbursed Class B Investor Charge Offs                                 0.00

M(3).  The amount, if any, by which the outstanding principal balance of the
       Certificates exceeds the
       Invested Amount after giving effect to all transactions on the
       Distribution Date
       Class A                                                                               0.00
       Class B                                                                               0.00

N . .  Distributions to Class A Certificateholders
       (per $1,000 original principal amount)

N(1).  Total distribution to Class A Certificateholders                                      5.00
       Amount with respect to interest                                                       5.00
       Amount with respect to principal                                                      0.00
N(2).  Class A Investor Charge Offs                                                          0.00
N(3).  The amount of reimbursed Class A Investor Charge Offs                                 0.00

O . .  Distributions to Class B Certificateholders
       (per $1,000 original principal amount)

O(1).  Total distribution to Class B Certificateholders                                      5.21
       Amount with respect to interest                                                       5.21
       Amount with respect to principal                                                      0.00
O(2).  Class B Investor Charge Offs                                                          0.00
O(3).  The amount of reimbursed Class B Investor Charge Offs                                 0.00


     NATIONSBANK  OF  DELAWARE,  N.A.
     as  Servicer



By: \s\ Emily Watson
    ----------------
Name:   Emily Watson
Title:  Assistant Vice President



                                           Exhibit 99 A and B
                                             Page 10 of 23

                                 MONTHLY CERTIFICATEHOLDERS STATEMENT
                                    NATIONSBANK OF DELAWARE, N.A.
                                 NATIONSBANK CREDIT CARD MASTER TRUST
                                            SERIES 1995-1

     Pursuant  to  the  Master  Pooling  and  Servicing  Agreement, dated as of December 1, 1993
     (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the
     Series  1995-1  Supplement, dated as of August 8, 1995 (the "Supplement" and, together with the  Pooling  and  Servicing  Agreement,  the  "Agreement"),  each  Between  NationsBank of
     Delaware, N.A.  as  Transferor  and  Servicer,  and The Bank of New York, as Trustee, the
     Servicer is required to prepare certain  information  each  month  regarding  distributions
     To Certificateholders and the performance  of  the  Trust.  The  information  with  respect to  the applicaBMe Distribution  Date and  Due  Period  is  set  forth  Below.

     Due Period                                                                         Nov-99
     Determination Date                                                              08-Dec-99
     Transfer Date                                                                   14-Dec-99
     Distribution Date                                                               15-Dec-99
     Amortization Period?                                                                   No
     Class A Accumulation Period?                                                           No
     Class B Accumulation Period?                                                           No
     Early Amortization Period?                                                             No




A      ReceivaBMes for Due Period
A(1).  Beginning Principal ReceivaBMes                                         3,095,394,802.26
       Beginning Finance Charge ReceivaBMes (excluding Interchange)               34,926,918.30
       Beginning Discount ReceivaBMes                                                      0.00
                                                                               -----------------
       Beginning ReceivaBMes                                                   3,130,321,720.56

A(2).  Removed Principal ReceivaBMes                                                       0.00
       Removed Finance Charge ReceivaBMes (excluding Interchange)                          0.00
                                                                               -----------------
       Removed ReceivaBMes                                                                 0.00

A(3).  Principal ReceivaBMes with respect to Additional Accounts                           0.00
       Finance Charge ReceivaBMes with respect to Additional Accounts                      0.00
                                                                               -----------------
       (excluding Interchange)                                                             0.00
       ReceivaBMes with respect to Additional Accounts

A(4).  Principal ReceivaBMes billed                                              645,985,946.31
       Finance Charge ReceivaBMes billed (excluding Interchange)                  47,072,132.97
                                                                               -----------------
       ReceivaBMes billed                                                        693,058,079.28

A(5).  Discount ReceivaBMes Generated                                                      0.00

A(6).  Collections of Principal ReceivaBMes                                      617,347,321.11
       Collections of Finance Charge ReceivaBMes (excluding Interchange)          46,617,094.47
                                                                               -----------------
       Total Collections                                                         663,964,415.58

A(7).  Default Amount (excluding Recoveries)                                      17,189,331.47

A(8).  Ending Principal ReceivaBMes                                            3,106,844,096.00
       Ending Finance Charge ReceivaBMes (excluding Interchange)                  35,381,956.79
       Ending Discount ReceivaBMes                                                         0.00
                                                                               -----------------
       Ending ReceivaBMes                                                      3,142,226,052.79

A(9).  Beginning Aggregate Invested Amount                                     2,559,279,375.00
       Beginning Aggregate Invested Percentage                                            82.67%

A(10)  Beginning Transferor Amount                                                         0.00
       Net Change in Transferor Amount                                                     0.00
                                                                               -----------------
       Ending Transferor Amount                                                  547,564,721.00
       Beginning Transferor Interest Percentage                                           17.33%

A(11)  Collections of Finance Charge ReceivaBMes allocaBMe to Interchange          8,355,512.48

       Exhibit 99 C, D and E
       Page 11 of 23

B . .  Delinquencies and Losses for Due Period

B(1).  Delinquent Accounts
       30-59 Days Delinquent                                                             14,838
       60-89 Days Delinquent                                                              8,967
       90-119 Days Delinquent                                                             6,095
       120+ Days Delinquent                                                               9,421

B(2).  Defaulted Accounts                                                                 4,095

B(3).  Delinquent ReceivaBMes
       30-59 Days Delinquent                                                      53,156,856.63
       60-89 Days Delinquent                                                      35,459,301.94
       90-119 Days Delinquent                                                     25,565,464.69
       120+ Days Delinquent                                                       39,470,029.87

B(4).  Default Amount                                                             13,718,098.15

C . .  Base Rate and Portfolio Yield

C(1).  Base Rate (Current Due Period)                                                      8.42%
       Base Rate (Prior Due Period)                                                        8.44%
       Base Rate (Two Due Periods Ago)                                                     8.42%
       Three Month Average Base Rate                                                       8.43%

C(2).  Portfolio Yield (Current Due Period)                                               15.99%
       Portfolio Yield (Prior Due Period)                                                 16.58%
       Portfolio Yield (Two Due Periods Ago)                                              17.52%
       Three Month Average Portfolio Yield                                                16.70%

D . .  Series 1995-1 Invested Amount

D(1).  Class A Initial Invested Amount                                         1,000,000,000.00
       Class B Initial Invested Amount                                            51,137,000.00
       Collateral Initial Indebtedness Amount                                     85,228,000.00
       Initial Invested Amount                                                 1,136,365,000.00

D(2).  Class A Investor Amount as of the Beginning of the Due Period           1,000,000,000.00
       Class B Investor Amount as of the Beginning of the Due Period              51,137,000.00
                                                                               -----------------
       Investor Amount                                                         1,136,364,375.00

D(3).  Class A Invested Amount at the end of revolving period                  N/A
       Class B Invested Amount at the end of revolving period                  N/A
       Collateral Indebtedness Amount at the end of revolving period           N/A
                                                                               -----------------
       Invested Amount at the end of revolving period                          N/A

D(4).  Principal Funding Account Balance as of end of day on preceding
       Distribution Date                                                                   0.00
       Deposits to Principal Funding Account                                               0.00
       Principal Funding Investment Proceeds                                               0.00
       Withdrawals from Principal Funding Account                                          0.00
       Allocation of Principal Funding Investment Proceeds                                 0.00
       Principal Funding Account Balance as of end of day on current                       0.00
       Distribution Date

D(5).  Class A Invested Amount as of the Beginning of the Due Period           1,000,000,000.00
       Class B Invested Amount as of the Beginning of the Due Period              51,137,000.00
       Collateral Indebtedness Amount as of the Beginning of the Due Period       85,227,375.00
       Invested Amount as of the Beginning of the Due Period                   1,136,364,375.00

D(6).  Required Enhancement Amount                                                85,227,328.10
       Enhancement Surplus                                                                46.90
       AvailaBMe Enhancement Amount                                               85,227,328.10

D(7).  Floating Allocation Percentage                                                     36.71%

D(8).  Fixed Allocation Percentage                                             N/A

       Exhibit 99 C, D and E
       Page 12 of 23

E . .  Servicing Fee Calculation
E(1).  Servicing Base Amount                                                   1,136,364,375.00

E(2).  Servicer Interchange                                                          710,227.74
       Class A Servicing Fee                                                       1,041,666.67
       Class B Servicing Fee                                                          53,267.71
       Collateral Servicing Fee                                                       88,778.52
                                                                               -----------------
       Subtotal                                                                    1,893,940.64
       Investor Monthly Servicing Fee                                              1,893,940.64
                                                                               -----------------
       Shortfall of Servicer Interchange                                                   0.00

E(3).  Investor Default Amount                                                     5,035,913.83

F . .  Reserve Account

F(1).  Reserve Account Balance as of end of day on preceding
       Distribution Date                                                                   0.00
       Deposits to Reserve Account                                                         0.00
       Interest earnings on Reserve Account                                                0.00
       Withdrawals from Reserve Account                                                    0.00
       Reserve Account Balance as of end of day on current                                 0.00
       Distribution Date

F(2).  Required Reserve Account Amount                                         N/A
F(3).  AvailaBMe Reserve Account Amount                                        N/A
F(4).  Reserve Draw Amount                                                                 0.00
F(5).  Reserve Account Surplus                                                             0.00
F(6).  Covered Amount                                                          N/A

G . .  Cash Collateral Account

G(1).  Initial Cash Collateral Amount                                                      0.00

G(2).  Cash Collateral Account balance as of end of day on preceding
       Distribution Date                                                                   0.00
       Deposits to Cash Collateral Account (Net of Investment Earnings)                    0.00
       Investment Earnings on Cash Collateral Account                                      0.00
       Withdrawals from Cash Collateral Account                                            0.00
                                                                               -----------------
       Cash Collateral Account balance as of end of day on current                         0.00
       Distribution Date

G(3).  Cash Enhancement Surplus                                                            0.00

G(4).  AvailaBMe Cash Collateral Amount                                                    0.00
       Required Cash Collateral Amount                                                     0.00
       Required Cash Collateral Percentage                                                 0.00%

G(5).  Required Draw Amount                                                                0.00

H . .  Class A AvailaBMe Funds

H(1).  Class A Floating Percentage                                                        32.31%

H(2).  Principal Funding Investment Proceeds (if applicaBMe to Class A)                    0.00
       Cash Collateral Account Investment Proceeds                                         0.00
       Class A Finance Charge Collections (excluding Interchange)                 15,061,983.22
       Class A allocation of Servicer Interchange                                  2,699,666.08
       Reserve Draw Amount (if applicaBMe to Class A)                                      0.00
       Class A AvailaBMe Funds                                                    17,761,649.30

H(3).  Class A Monthly Interest                                                    5,375,000.00
       Class A Interest Shortfall                                                          0.00

H(4).  Class A Additional Interest                                                         0.00
       Class A Servicing Fee                                                       1,041,666.67
       Class A allocation of Servicer Interchange                                    625,000.00
       Class A Investor Default Amount                                             4,432,317.51

       Exhibit 99 C, D and E
       Page 13 of 23

H(5).  Distribution of Class A AvailaBMe Funds
       Class A Monthly Interest plus amounts previously due
       but not distributed                                                         5,375,000.00
       Class A Additional Interest plus amounts
       previously due but not distributed                                                  0.00
       Class A Servicing Fee plus amounts previously due
       but not distributed                                                         1,041,666.67
       Class A allocation of Servicer Interchange                                    625,000.00
       Class A Investor Default Amount                                             4,432,317.51
       Total Class A Excess Spread                                                 6,287,665.12
H(6).  Class A Required Amount                                                             0.00

I . .  Class B AvailaBMe Funds

I(1).  Class B Floating Percentage                                                         1.65%

I(2).  Principal Funding Investment Proceeds (if applicaBMe to Class B)                    0.00
       Cash Collateral Account Investment Proceeds                                         0.00
       Class B Finance Charge Collections (excluding Interchange)                    769,182.06
       Class B allocation of Servicer Interchange                                    137,865.96
       Reserve Draw Amount (if applicaBMe to Class B)                                      0.00
       Class B AvailaBMe Funds                                                       907,048.02

I(3).  Class B Monthly Interest                                                      282,318.85
       Class B Interest Shortfall                                                          0.00

I(4).  Class B Additional Interest                                                         0.00
       Class B Servicing Fee                                                          53,267.71
       Class B allocation of Servicer Interchange                                     31,960.63

I(5).  Distribution of Class B AvailaBMe Funds
       Class B Monthly Interest plus amounts previously due
       but not distributed                                                           282,318.85
       Class B Additional Interest plus amounts
       previously due but not distributed                                                  0.00
       Class B Servicing Fee plus amounts previously due
       but not distributed                                                            53,267.71
       Class B allocation of Servicer Interchange                                     31,960.63
       Total Class B Excess Spread                                                   539,500.83

I(6).  Class B Investor Default Amount                                               226,348.62

       Class B Required Amount                                                             0.00

J . .  Collateral AvailaBMe Funds

J(1).  Collateral Floating Percentage                                                      2.75%

J(2).  Collateral Finance Charge Collections                                       1,281,970.10
       Collateral Allocation of Cash Collateral Account Investment Proceeds                0.00
       Collateral allocation of Servicer Interchange                                 229,776.59
       Collateral AvailaBMe Funds                                                  1,511,746.69

J(3).  Collateral Monthly Interest                                                   423,473.52
       Collateral Interest Shortfall                                                       0.00

J(4).  Collateral Additional Interest                                                      0.00
       Collateral Servicing Fee                                                            0.00
       Collateral allocation of Servicer Interchange                                  53,267.11

J(5).  Distribution of Collateral AvailaBMe Funds
       Collateral Servicing Fee plus amounts previously due                           88,778.52
       but not distributed
       Collateral allocation of Servicer Interchange                                  53,267.11
       Total Collateral Excess Spread                                              1,369,701.06

J(6).  Collateral Investor Default Amount                                            377,247.70

J(7).  Collateral Required Amount                                                          0.00

       Exhibit 99 C, D and E
       Page 14 of 23

K . .  Excess Spread and Excess Finance Charge Collections

K(1).  Total Excess Spread                                                         8,196,867.01
       Excess Finance Charge Collections allocated from other series                       0.00
       Subtotal                                                                    8,196,867.01

K(2).  Applied to Class A Monthly Interest & Additional Interest                           0.00
       Applied to Class A Servicing Fee                                                    0.00
       Applied to Class A Investor Default Amount                                          0.00
       Applied to Class A Investor Charge Offs                                             0.00
       Applied to Class B Monthly Interest & Additional Interest                           0.00
       Applied to Class B Servicing Fee                                                    0.00
       Applied to Class B Investor Default Amount                                    226,348.62
       Applied to Class B Invested Amount reductions                                       0.00
       Applied to Collateral Servicing Fee                                                 0.00
       Applied to Collateral Monthly Interest & Additional Interest                  423,473.52
       Applied to Collateral Default Amount                                          377,247.70
       Applied to Collateral Indebtedness Amount reductions                                0.00
       Applied to Cash Collateral Account                                                  0.00
       Applied to Other Amount Due to Collateral Indebtedness Holder                       0.00
       Applied to Reserve Account                                                          0.00
       Applied to Cash Collateral Depositor                                                0.00
                                                                               -----------------
       Total Excess Finance Charge Collections                                     7,169,797.17

K(3).  Finance Charge Shortfall                                                            0.00

K(4).  Portion of Reallocated Principal Collections applied to                             0.00
       Required Amount

L . .  Principal Collections

L(1).  Collections of Principal ReceivaBMes allocaBMe to Series 1995-1           226,628,201.58
       Excess Principal Collections with respect to other Series                           0.00
       Subtotal                                                                  226,628,201.58

L(2).  Class A Fixed Percentage                                                N/A
       Class A Monthly Principal                                                           0.00

L(3).  Class B Fixed Percentage                                                N/A
       Class B Monthly Principal                                                           0.00

L(4).  Collateral Fixed Percentage                                             N/A
       Collateral Monthly Principal                                                        0.00

L(5).  Allocation of Principal Collections
       Deposit to Principal Funding Account                                                0.00
       Distribution to Collateral Indebtedness Holder                                      0.00
       Excess Principal Collections                                              226,628,201.58
       Principal Shortfall                                                                 0.00

L(6).  Class B Subordinated Principal Collections                                 10,412,579.42
       Collateral Subordinated Principal Collections                              17,354,299.03
                                                                               -----------------
       Total Subordinated Principal Collections                                   27,766,878.45

L(7).  Reallocated Principal Collections pursuant to Section 4.9(a)                        0.00
       Reallocated Principal Collections pursuant to Section 4.9(b)                        0.00
       Reallocated Principal Collections pursuant to Section 4.9(c)                        0.00
                                                                               -----------------
       Total Reallocated Principal Collections                                             0.00

       Exhibit 99 C, D and E
       Page 15 of 23

M . .  Accumulation Period

M(1).  Controlled Accumulation Amount (Class A)                                N/A
       Deficit Controlled Accumulation Amount (Class A)                        N/A
                                                                               -----------------
       Controlled Deposit Amount (Class A)                                                 0.00

M(2).  Controlled Accumulation Amount (Class B)                                N/A
       Deficit Controlled Accumulation Amount (Class B)                        N/A
                                                                               -----------------
       Controlled Deposit Amount (Class B)                                                 0.00

M(3).  Accumulation Period Factor                                                          1.00
       Monthly Payment Rate                                                             19.9441%
       Required Accumulation Factor Number                                                12.00
       Accumulation Period Length                                              N/A

N . .  Investor Charge Offs

N(1).  Class A Investor Charge Offs                                                        0.00
       Class B Investor Charge Offs                                                        0.00

N(2).  The amount of reimbursed Class A Investor Charge Offs                               0.00
       The amount of reimbursed Class B Investor Charge Offs                               0.00

N(3).  The amount, if any, by which the outstanding principal balance of the
       Certificates exceeds the
       Invested Amount after giving effect to all transactions on the
       Distribution Date
       Class A                                                                             0.00
       Class B                                                                             0.00

O . . Distributions to Class A Certificateholders (per $1,000 original principal amount)

O(1).  Total distribution to Class A Certificateholders                                    5.38
       Amount with respect to interest                                                     5.38
       Amount with respect to principal                                                    0.00
O(2).  Class A Investor Charge Offs                                                        0.00
O(3).  The amount of reimbursed Class A Investor Charge Offs                               0.00

P . . Distributions to Class B Certificateholders (per $1,000 original principal amount)

P(1).  Total distribution to Class B Certificateholders                                    5.52
       Amount with respect to interest                                                     5.52
       Amount with respect to principal                                                    0.00
P(2).  Class B Investor Charge Offs                                                        0.00
P(3).  The amount of reimbursed Class B Investor Charge Offs                               0.00

Q . . Distributions to Collateral Indebtedness Holders (per $1,000 original principal amount)

Q(1).  Total distribution to Collateral Indebtedness Holders                               4.97
       Amount with respect to interest                                                     4.97
       Amount with respect to principal                                                    0.00
Q(2).  Collateral Investor Charge Offs                                                     0.00
Q(3).  The amount of reimbursed Collateral Investor Charge Offs                            0.00



     NATIONSBANK  OF  DELAWARE,  N.A.
     as  Servicer


By:\s\ Emily Watson
   ----------------
Name:  Emily Watson
Title: Assistant Vice President

                                        Exhibit 99 C, D and E
                                            Page 16 of 23


                                      MONTHLY CERTIFICAUEHOLDERS STATEMENT
                                         NationsBank OF DELAWARE, N.A.
                                      NATIONSBANK CREDIT CARD MASTER TRUST
                                                 SERIES 1996-1

     Pursuant  to  the  Master  Pooling  and  Servicing  Agreement,  dated  as  of  December  1,  1993
     (AU  amended  or  supplemented,  the  "Pooling  and  Servicing  Agreement"),  AU  supplemented by the
     Series  1996-1  Supplement,  dated  as  of  June11,  1996  (the  "Supplement"  and,  together  with the  Pooling  and  Servicing  Agreement,  the  "Agreement"),  each  between  NationsBank of Delaware,
     N.A.  as  Transferor  and  Servicer,  and  The  Bank  of  New  York,  as  Trustee,  the  Servicer  is
     required  to  prepare  certain  information  each month regarding distributions to Certificateholders and  the  performance of the Trust.  The information with respect to the applicable Distribution Date and  Due  Period  is  set  forth  below.

     Due Period                                                                                   Nov-99
     Determination Date                                                                        08-Dec-99
     Transfer Date                                                                             14-Dec-99
     Distribution date                                                                         15-Dec-99
     Interest Period                                                                  9/15/99 - 12/14/99
     Interest Payment date                                                                     15-Dec-99
     Amortization Period?                                                                             No
     Class A Accumulation Period?                                                                     No
     Class B Accumulation Period?                                                                     No
     Early Amortization Period?                                                                       No

A      Receivables for Due Period
A(1).  Beginning Principal Receivables                                                   3,095,394,802.26
       Beginning Finance Charge Receivables (excluding Interchange)                         34,926,918.30
       Beginning Discount Receivables                                                                0.00
                                                                                         -----------------
       Beginning Receivables                                                             3,130,321,720.56

A(2).  Removed Principal Receivables                                                                 0.00
       Removed Finance Charge Receivables (excluding Interchange)                                    0.00
                                                                                         -----------------
       Removed Receivables                                                                           0.00

A(3).  Principal Receivables with respect to Additional Accounts                                     0.00
       Finance Charge Receivables with respect to Additional Accounts
       (excluding Interchange)                                                                       0.00
                                                                                         -----------------
       Receivables with respect to Additional Accounts                                               0.00

A(4).  Principal Receivables billed                                                        645,985,946.31
       Finance Charge Receivables billed (excluding Interchange)                            47,072,132.97
                                                                                         -----------------
       Receivables billed                                                                  693,058,079.28

A(5).  Discount Receivables generated                                                                0.00

A(6).  Collections of Principal Receivables                                                617,347,321.11
       Collections of Finance Charge Receivables (excluding Interchange)                    46,617,094.47
                                                                                         -----------------
       Total Collections                                                                   663,964,415.58

A(7).  Default Amount (excluding Recoveries)                                                17,189,331.47

A(8).  Ending Principal Receivables                                                      3,106,844,096.00
       Ending Finance Charge Receivables (excluding Interchange)                            35,381,956.79
       Ending Discount Receivables                                                                   0.00
                                                                                         -----------------
       Ending Receivables                                                                3,142,226,052.79

A(9).  Beginning aggregate Invested Amount                                               2,559,279,375.00
       Beginning aggregate Invested Percentage                                                      17.33%

A(10)  Beginning Transferor Amount                                                                   0.17
       Net Change in Transferor Amount                                                      11,449,293.73
                                                                                         -----------------
       Ending Transferor Amount                                                            547,564,721.00
       Beginning Transferor Interest Percentage                                                     17.33%

A(11)  Collections of Finance Charge Receivables allocable to Interchange                    8,355,512.48

       Exhibit 99 F, G and H
       Page 17 of 23

B . .  Delinquencies and Losses for Due Period

B(1).  Delinquent Accounts
       30-59 Days Delinquent                                                                       14,838
       60-89 Days Delinquent                                                                        8,967
       90-119 Days Delinquent                                                                       6,095
       120+ Days Delinquent                                                                         9,421

B(2).  Defaulted Accounts                                                                           4,095

B(3).  Delinquent Receivables
       30-59 Days Delinquent                                                                53,156,856.63
       60-89 Days Delinquent                                                                35,459,301.94
       90-119 Days Delinquent                                                               25,565,464.69
       120+ Days Delinquent                                                                 39,470,029.87

B(4).  Default Amount                                                                       13,718,098.15

C . .  Base Rate and Portfolio Yield

C(1).  Base Rate (Current Due Period)                                                                7.70%
       Base Rate (Prior Due Period)                                                                  7.89%
       Base Rate (Two Due Periods Ago)                                                               7.70%
       Three Month Average Base Rate                                                                 7.76%

C(2).  Portfolio Yield (Current Due Period)                                                         16.08%
       Portfolio Yield (Prior Due Period)                                                           16.65%
       Portfolio Yield (Two Due Periods Ago)                                                        17.60%
       Three Month Average Portfolio Yield                                                          16.78%

D . .  Series 1996-1 Invested Amount

D(1).  Class A Initial Invested Amount                                                     756,000,000.00
       Class B Initial Invested Amount                                                      58,500,000.00
       Collateral Initial Indebtedness Amount                                               85,500,000.00
                                                                                         -----------------
       Initial Invested Amount                                                             900,000,000.00

D(2).  Class A Investor Amount AU of the beginning of the Due Period                       756,000,000.00
       Class B Investor Amount AU of the beginning of the Due Period                        58,500,000.00
                                                                                         -----------------
       Investor Amount                                                                     891,000,000.00

D(3).  Class A Invested Amount AU the end of revolving period                            N/A
       Class B Invested Amount AU the end of revolving period                            N/A
       Collateral Indebtedness Amount AU the end of revolving period                     N/A
                                                                                         -----------------
       Invested Amount AU the end of revolving period                                    N/A

D(4).  Principal Funding Account Balance AU of end of day on preceding
       Distribution Date                                                                             0.00
       Deposits to Principal Funding Account                                                         0.00
       Principal Funding Investment Proceeds                                                         0.00
       Withdrawals from Principal Funding Account                                                    0.00
       Allocation of Principal Funding Investment Proceeds                                           0.00
                                                                                         -----------------
       Principal Funding Account Balance as of end of day on current Distribution Date               0.00

D(5).  Class A Invested Amount as of the beginning of the Due Period                       756,000,000.00
       Class B Invested Amount as of the beginning of the Due Period                        58,500,000.00
       Collateral Indebtedness Amount as of the beginning of the Due Period                 76,500,000.00
                                                                                         -----------------
       Invested Amount as of the beginning of the Due Period                               891,000,000.00

D(6).  Required Enhancement Amount                                                          84,645,000.00
       Enhancement Surplus                                                                     855,000.00
       Available Enhancement Amount                                                         84,645,000.00

D(7).  Floating Allocation Percentage                                                               28.78%

D(8).  Fixed Allocation Percentage                                                       N/A

       Exhibit 99 F, G and H
       Page 18 of 23

E . .  Servicing Fee Calculation

E(1).  Servicing Base Amount                                                               891,000,000.00

E(2).  Servicer Interchange                                                                    556,875.00
       Class A Servicing Fee                                                                   787,500.00
       Class B Servicing Fee                                                                    60,937.50
       Collateral Servicing Fee                                                                 79,687.50
                                                                                         -----------------
       Subtotal                                                                              1,485,000.00
       Investor Monthly Servicing Fee                                                        1,485,000.00
                                                                                         -----------------
       Shortfall of Servicer Interchange                                                             0.00

E(3).  Investor Default Amount                                                               3,948,068.65
E(4)

F . .  Reserve Account

F(1).  Reserve Account Balance as of end of day on preceding Distribution Date                       0.00
       Deposits to Reserve Account                                                                   0.00
       Interest earnings on Reserve Account                                                          0.00
       Withdrawals from Reserve Account                                                              0.00
                                                                                         -----------------
       Reserve Account Balance AU of end of day on current Distribution Date                         0.00

F(2).  Required Reserve Account Amount                                                   N/A
F(3).  Available Reserve Account Amount                                                  N/A
F(4).  Reserve Draw Amount                                                                           0.00
F(5).  Reserve Account Surplus                                                                       0.00
F(6).  Covered Amount                                                                    N/A

G . .  Cash Collateral Account

G(1).  Initial Cash Collateral Amount                                                                0.00

G(2).  Cash Collateral Account balance as of end of day on preceding Distribution Date       9,000,000.00
       Deposits to Cash Collateral Account (Net of Investment Earnings)                              0.00
       Investment Earnings on Cash Collateral Account                                           40,832.88
       Withdrawals from Cash Collateral Account                                                 40,832.88
                                                                                         -----------------
       Cash Collateral Account balance as of end of day on current                           9,000,000.00


G(3).  Cash Enhancement Surplus                                                                      0.00

G(4).  Available Cash Collateral Amount                                                      9,000,000.00
       Required Cash Collateral Amount                                                       9,000,000.00
       Required Cash Collateral Percentage                                                           1.00%

G(5).  Required Draw Amount                                                                          0.00


H . .  Interest Funding Account

H(1).  Interest Funding Account balance as of end of day on preceding
       Distribution Date                                                                     7,824,393.75
       Deposits to Interest Funding Account                                                  3,848,062.50
       Interest Funding Investment Proceeds                                                     26,742.58
       Withdrawals from Interest Funding Account                                           (11,699,198.83)
                                                                                         -----------------
       Interest Funding Account balance as of end of day on current                                     -
       Distribution Date

       Exhibit 99 F, G and H
       Page 19 of 23

I . .  Class A Available Funds

I(1).  Class A Floating Percentage                                                                  24.42%

I(2).  Principal Funding Investment Proceeds (if applicable to Class A)                              0.00
       Cash Collateral Account Investment Proceeds                                              34,646.96
       Interest Funding Account Investment Proceeds                                             22,691.24
       Class A Finance Charge Collections (excluding Interchange)                           11,383,894.47
       Class A allocation of Servicer Interchange                                            2,040,416.15
       Reserve Draw Amount (if applicable to class A)                                                0.00
                                                                                         -----------------
       Cclass A Available Funds                                                             13,481,648.82

I(3).  Class A Monthly Interest                                                              3,565,800.00
                                                                                         -----------------
       Class A Interest Shortfall                                                                    0.00

I(4).  Class A Additional Interest                                                                   0.00
       Class A Servicing Fee                                                                   787,500.00
       Class A Allocation of Service Interchange                                               472,500.00
       Class A Investor Default Amount                                                       3,349,959.58

I(5).  Distribution of Class A Available Funds
       Class A Monthly Interest plus amounts previously due but not distributed              3,565,800.00
       Class A Additional Interest plus amounts previously due but not distributed                   0.00
       Class A Servicing Fee plus amounts previously due but not distributed                   787,500.00
       Class A Allocation of Servicer Interchange                                              472,500.00
       Class A Investor Default Amount                                                       3,349,959.58
                                                                                         -----------------
       Total Class A Excess Spread                                                           5,305,889.24

I(6).  Class A Required Amount                                                                       0.00

J . .  Class B Available Funds

J(1).  Class B Floating Percentage                                                                   1.89%

J(2).  Principal Funding Investment Proceeds (if applicable to Class B)                              0.00
       Cash Collateral Account Investment Proceeds                                               2,681.52
       Interest Funding Account Investment Proceeds                                              1,756.20
       Class B Finance Charge Collections (excluding Interchange)                              881,063.09
       Class B Allocation of Servicer Interchange                                              157,919.19
       Reserve Draw Amount (if applicable to Class B)                                                0.00
                                                                                         -----------------
       Class B Available Funds                                                               1,043,420.00

J(3).  Class B Monthly Interest                                                                282,262.50
                                                                                         -----------------
       Class B Interest Shortfall                                                                    0.00

J(4).  Class B Additional Interest                                                                   0.00
       Class B Servicing Fee                                                                    60,937.50
       Class B Allocation of Servicer Interchange                                               36,562.50

J(5).  Distribution of Class B Available Funds
       Class B Monthly Interest plus amounts previously due but not distributed                282,262.50
       Class B Additional Interest plus amounts previously due but not distributed                   0.00
       Class B Servicing Fee plus amounts previously due but not distributed                    60,937.50
       Class B Allocation of Servicer Interchange                                               36,562.50
                                                                                         -----------------
       Total Class B Excess Spread                                                             663,657.50

J(6).  Class B Investor Default Amount                                                         259,272.06

       Class B Required Amount                                                                       0.00

       Exhibit 99 F, G and H
       Page 20 of 23

K . .  Collateral Available Funds

K(1).  Collateral Floating Percentage                                                                2.47%

K(2).  Collateral Finance Charge Collections                                                     3,504.42
       Collateral Allocation of Interest Funding Account Proceeds                                2,295.14
       Collateral Allocation of Servicer Interchange                                           206,381.16
       Collateral Allocation of Cash Collateral Account Investment Proceeds                      3,504.42
                                                                                         -----------------
       Collateral Available Funds                                                            1,363,622.95

K(3).  Collateral Monthly Interest                                                             382,500.00
                                                                                         -----------------
       Collateral Interest Shortfall                                                                 0.00

K(4).  Collateral Additional Interest                                                                0.00
       Collateral Servicing Fee                                                                 79,687.50
       Collateral Allocation of Servicer Interchange                                            47,812.50

K(5).  Distribution of Collateral Available Funds
       Collateral Servicing Fee plus amounts previously due but not distributed                 79,687.50
       Collateral Allocation of Servicer Interchange                                            47,812.50
                                                                                         -----------------
       Total Collateral Excess Spread                                                        1,236,122.95

K(6).  Collateral Investor Default Amount                                                      338,837.02

K(7).  Collateral Required Amount                                                                    0.00

L . .  Excess Spread and Excess Finance Charge Collections

L(1).  Total Excess Spread                                                                   7,205,669.69
       Excess Finance Charge Collections allocated from other series                                 0.00
                                                                                         -----------------
       Subtotal                                                                              7,205,669.69

L(2).  Applied to class A Monthly Interest & Additional Interest                                     0.00
       Applied to class A Servicing Fee                                                              0.00
       Applied to class A Investor Default Amount                                                    0.00
       Applied to class A Investor Charge Offs                                                       0.00
       Applied to class B Monthly Interest & Additional Interest                                     0.00
       Applied to class B Servicing Fee                                                              0.00
       Applied to class B Investor Default Amount                                              259,272.06
       Applied to class B Invested Amount reductions                                                 0.00
       Applied to collateral Servicing Fee                                                           0.00
       Applied to collateral Monthly Interest & Additional Interest                            382,500.00
       Applied to collateral Default Amount                                                    338,837.02
       Applied to collateral Indebtedness Amount reductions                                          0.00
       Applied to cash collateral Account                                                            0.00
       Applied to Other Amount Due to collateral Indebtedness Holder                                 0.00
       Applied to Reserve Account                                                                    0.00
       Applied to cash collateral Depositor                                                          0.00
                                                                                         -----------------
       Total Excess Finance Charge Collections                                               6,225,060.61

L(3).  Finance Charge Shortfall                                                                      0.00

L(4).  Portion of Reallocated Principal Collections applied to Required Amount                       0.00

       Exhibit 99 F, G and H
       Page 21 of 23

M . .  Principal Collections

M(1).  Collections of Principal Receivables allocable to Series 1996-1                     177,672,559.01
       Excess Principal Collections with respect to other Series                                     0.00
                                                                                         -----------------
       Subtotal                                                                            177,672,559.01

M(2).  Class A Fixed Percentage                                                          N/A
       Class A Monthly Principal                                                                     0.00

M(3).  Class B Fixed Percentage                                                          N/A
       Class B Monthly Principal                                                                     0.00

M(4).  Collateral Fixed Percentage                                                       N/A
       Collateral Monthly Principal                                                                  0.00


M(5).  Allocation of Principal Collections
       Deposit to Principal Funding Account                                                          0.00
       Distribution to Collateral Indebtedness Holder                                                0.00
       Excess Principal Collections                                                        177,672,559.01
       Principal Shortfall                                                                           0.00

M(6).  Class B Subordinated Principal Collections                                           11,927,136.42
       Collateral Subordinated Principal Collections                                        15,587,315.86
                                                                                         -----------------
       Total Subordinated Principal Collections                                             27,514,452.28

M(7).  Reallocated Principal Collections pursuant to Section 4.9(a)                                  0.00
       Reallocated Principal Collections pursuant to Section 4.9(b)                                  0.00
       Reallocated Principal Collections pursuant to Section 4.9(c)                                  0.00
                                                                                         -----------------
       Total Reallocated Principal Collections                                                       0.00

N . .  Accumulation Period

N(1).  Controlled Accumulation Amount (Class A)                                          N/A
       Deficit Controlled Accumulation Amount (Class A)                                  N/A
                                                                                         -----------------
       Controlled Deposit Amount (Class A)                                                           0.00

N(2).  Controlled Accumulation Amount (Class B)                                          N/A
       Deficit Controlled Accumulation Amount (Class B)                                  N/A
                                                                                         -----------------
       Controlled Deposit Amount (Class B)                                                           0.00

N(3).  Accumulation Period Factor                                                                    1.00
       Monthly Payment Rate                                                                       19.9441%
       Required Accumulation Factor Number                                                          12.00
       Accumulation Period Length                                                                       0

       Exhibit 99 F, G and H
       Page 22 of 23

O . .  Investor Charge Offs

O(1).  Class A Investor Charge Offs                                                                  0.00
       Class B Investor Charge Offs                                                                  0.00

O(2).  The amount of reimbursed Class A Investor Charge Offs                                         0.00
       The amount of reimbursed Class B Investor Charge Offs                                         0.00

O(3).  The amount, if any, by which the outstanding principal balance of the
       Certificates exceeds the Invested Amount after giving effect to all transactions on the Distribution Date
       Class A                                                                                       0.00
       Class B                                                                                       0.00

P . . Distributions to Class A Certificateholders (per $1,000 original principal amount)

P(1).  Total distribution to Class A Certificateholders                                              4.72
       Amount with respect to interest                                                               4.72
       Amount with respect to principal                                                              0.00
P(2).  Class A Investor Charge Offs                                                                  0.00
P(3).  The amount of reimbursed Class A Investor Charge Offs                                         0.00

Q . . Distributions to Class B Certificateholders (per $1,000 original principal amount)

Q(1).  Total distribution to Class B Certificateholders                                              4.83
       Amount with respect to interest                                                               4.83
       Amount with respect to principal                                                              0.00
Q(2).  Class B Investor Charge Offs                                                                  0.00
Q(3).  The amount of reimbursed Class B Investor Charge Offs                                         0.00

R . . Distributions to Collateral Indebtedness Holders (per $1,000 original principal amount)

R(1).  Total distribution to Collateral Indebtedness Holders                                         4.47
       Amount with respect to interest                                                               4.47
       Amount with respect to principal                                                              0.00
R(2).  Collateral Investor Charge Offs                                                               0.00
R(3).  The amount of reimbursed Collateral Investor Charge Offs                                      0.00



     NAUIONSBANK  OF  DELAWARE,  N.A.
     As  Servicer


By: \s\ Emily Watson
    -----------------
Name:   Emily Watson
Title:  Assistant Vice President


                                             Exhibit 99 F, G and H
                                                 Page 23 of 23
